UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2020

VITASPRING BIOMEDICAL CO. LTD.

(Exact Name of Registrant as Specified in Charter)

NV	333-216465	37-1836726
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Spectrum Center Dr. 1620 Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

(949)2029235

 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________________________________________________________________

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 7, 2020, Chu Pao-Chi Chairman of the Board of Directors, and Chief Executive Officer of the Company, resigned his position as CEO and current secretary of the Company, Kao Cheng-Hsiang, was appointed CEO and retains his position as Secretary.

The remaining officers of the Company, Lin Jer-Li Chief Technical Officer of the Company and Chen Yen Xun Technical Vice-President of the Company, remain the same.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITASPRING BIOMEDICAL CO. LTD.
August 11, 2021	By: /s/ Kao Cheng-Hsiang Kao Cheng-Hsiang Chief Executive Officer